SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☑

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WOODWARD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO THE STOCKHOLDERS OF WOODARD

The Annual Meeting of Stockholders of Woodward, Inc. will be held at the date, time and place below. At the Annual Meeting, stockholders will be asked to consider and vote upon the matters set forth in this notice.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD

ON JANUARY 29, 2020

This is not a ballot or proxy and you cannot use this form to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and

2019 Annual

Report to Stockholders are available at www.proxydocs.com/WWD

Date and Time:
Wednesday, January 29, 2020
8:00 a.m., Mountain Standard Time
Place:
The Elizabeth Hotel
111 Chestnut Street
Fort Collins, Colorado
1. To elect as directors the three nominees identified below:
01 Paul Donovan
02 Mary L. Petrovich
03 James R. Rulseh
2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2020.
3. Proposal for the advisory resolution regarding the compensation of the company’s named executive officers.

4. Proposal for the approval of an amendment to the Amended and Restated Woodward, Inc. 2017 Omnibus Incentive Plan.

5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

The Board of Directors recommends you vote “FOR” the above proposals.

How to Vote

After reviewing the proxy materials, you may choose to vote by Internet, telephone, mail, or in person. If you wish to vote by Internet, you may access the voting site at www.proxyvoting.com/WWD. To cast your vote online, you will need your stockholder Control Number which is located on the back of this notice.

To vote by telephone or mail you will need a paper copy of the proxy card which you may request in accordance with the instructions below. If you choose to vote by mail, simply cast your vote on the proxy card, sign, date, and return it in the envelope provided. To vote in person at the Annual Meeting of Stockholders, you will need to complete a ballot at the meeting and provide photo identification (e.g., driver’s license).

If you would like to receive a paper or email copy of the proxy materials and a proxy card, you must request one by either:

•	calling 1-877-787-9239 (you will be asked for your stockholder Control Number, which is printed on the back of this notice);

•	sending an email to WWD@investor.morrowsodali.com and inserting your stockholder Control Number in the subject line; or

•	by going online at www.proxyvoting.com/WWD-materials

You can make a one-time request for paper copies or a permanent request to receive paper copies for all future stockholder meetings; this request can be revoked at any time.

If you want to receive a paper or e-mail copy of the Proxy Statement and 2019 Annual Report to Stockholders, you can request one at any time; you will not otherwise receive a paper or e-mail copy. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by January 20, 2020, to facilitate timely delivery.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO ALL WOODWARD STOCK PLAN PARTICIPANTS

The Annual Meeting of Stockholders of Woodward, Inc. will be held at the date, time and place below. At the Annual Meeting, stockholders will be asked to consider and vote upon the matters set forth in this notice.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD

ON JANUARY 29, 2020

This is not a ballot or proxy and you cannot use this form to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and

2019 Annual

Report to Stockholders are available at www.proxydocs.com/WWD

Date and Time:
Wednesday, January 29, 2020
8:00 a.m., Mountain Standard Time
Place:
The Elizabeth Hotel
111 Chestnut Street
Fort Collins, Colorado
1. To elect as directors the three nominees identified below:
01 Paul Donovan
02 Mary L. Petrovich
03 James R. Rulseh
2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2020.
3. Proposal for the advisory resolution regarding the compensation of the company’s named executive officers.

4. Proposal for the approval of an amendment to the Amended and Restated Woodward, Inc. 2017 Omnibus Incentive Plan.

5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

The Board of Directors recommends you vote “FOR” the above proposals.

Participants must provide instructions on how to vote their shares no later than midnight MST Sunday, January 26, 2020. It is important that all Plan participants exercise their right as stockholders and vote their shares - so please vote your shares today! If you do not instruct the Plan Trustee how to vote your shares, the Plan Trustee will vote your shares in the same proportion as the shares with respect to which it does receive directions, unless the Trustee determines that to do so would be inconsistent with applicable law. If you wish to change your vote, you can do so by simply voting again no later than midnight MST Sunday, January 26, 2020. Only your latest dated vote will count.

If you have questions regarding the voting process, please contact Bryan Dunn in Fort Collins at (970) 498-3647.

If you have technical difficulties with the voting process online, please use the IT Help Request form on your computer desktop.

Copies of both the 2019 Annual Report and Proxy Statement are available to members at each plant location.

How to Vote

After reviewing the proxy materials, you may choose to vote by Internet, telephone, or by mail. If you wish to vote by Internet, you may access the voting site at www.proxyvoting.com/WWD. To cast your vote online, you will need your stockholder Control Number which is located on the back of this notice.

To vote by telephone or mail you will need a paper copy of the proxy card which you may request in accordance with the instructions below. If you choose to vote by mail, simply cast your vote on the proxy card, sign, date, and return it in the envelope provided.

If you would like to receive a paper or email copy of the proxy materials and a proxy card, you must request one by either:

•	calling 1-877-787-9239 (you will be asked for your stockholder Control Number, which is printed on the back of this notice);

•	sending an email to WWD@investor.morrowsodali.com and inserting your stockholder Control Number in the subject line; or

•	by going online at www.proxyvoting.com/WWD-materials

You can make a one-time request for paper copies or a permanent request to receive paper copies for all future stockholder meetings; this request can be revoked at any time.

If you want to receive a paper or e-mail copy of the Proxy Statement and 2019 Annual Report to Stockholders, you can request one at any time; you will not otherwise receive a paper or e-mail copy. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by January 20, 2020, to facilitate timely delivery.